UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 14, 2011 (April 11, 2011)

Tongli Pharmaceuticals (USA), Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-52954	84-1090791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Wall street, 20th Floor New York, NY 10005	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212-842-8837)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 11, 2011, the Board of Directors (“Board”) of Tongli Pharmaceuticals (USA), Inc. (the “Company”) appointed Mr. Stephen J. Sax as a director of the Company, effective immediately.

Pursuant to an Independent Director Agreement the Company entered into with Mr. Stephen J. Sax on April 14, 2011, the Company will provide Mr. Sax with an annual cash compensation of $30,000 and will grant an award of 100,000 shares of restricted stock of the Company on the date of appointment.  Either the Company or Mr. Sax can terminate the Independent Director Agreement and Mr. Sax’s association with the Company on 10 days prior notice.

The foregoing description of the Independent Director Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Independent Director Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The following is certain biographical information regarding Mr. Sax:

Stephen J. Sax, age 60.  Mr. Sax has an extensive career in the securities business both from a marketing and compliance background.  Since 1995, he has been employed by a FBN Securities Inc., a NYSE floor broker dealer, starting in the capacity of marketing and in 2003 assumed the role of Chief Compliance Officer and NYSE Supervisory Analyst.  From 1985 through the present, Mr. Sax has served as the President of S&P Consultants Inc., a private company providing compliance and consulting services to the securities and financial industry.  From 1978 to 1986, Mr. Sax was employed by Island Planning, a real estate syndication firm, and was responsible for marketing partnership interests to the investment community and investors.  From 1976 to 1978, Mr. Sax was employed both as a compliance officer and Corporate Secretary for R.W. Pressprich Co. Inc., a broker dealer.  In 1972, Mr. Sax began his working career and the basis for his work experience with the NASD (now called FINRA) until 1976. Mr. Sax was responsible for review of NASD members to review their compliance with NASD and SEC Rules.  Mr. Sax is a STANY (Securities Traders Association New York) member since 1997, and a QWAFAFEW member (Quantitative Work Alliance For Applied Finance, Education & Wisdom) and is on the Steering committee since 2004.  Mr. Sax is a graduate of Baruch College with a BA in Finance. Mr. Sax holds the following FINRA Securities licenses: Series 7, 63, 24, 55, 87, 4, 14 (NYSE Compliance Officer), 16 (NYSE Supervisory Analyst).

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 11, 2011, the Board approved amended and restated by-laws (the “Amended and Restated Bylaws”) of the Company, to be effective immediately. The following is a summary of the principal changes from the previous by-laws of the Company (the “Previous Bylaws”) effected by the adoption of the Amended and Restated Bylaws:

(1)
The Amended and Restated Bylaws establish that special meetings of the stockholders may be called by stockholders of record owning at least two thirds (2/3) of the outstanding shares of stock and entitled to vote, whereas the Previous Bylaws provided that stockholders of record owning at least twenty-five percent (25%) of the outstanding shares of stock and entitled to vote.

(2)
The Amended and Restated Bylaws establishes procedures with respect to nomination of a candidate for election as director by the Board or a stockholder and expands the director qualification requirements to include, among other things, a written representation and agreement from such nominee that such person (i) is not and will not become a party to any voting agreement with respect to how such director will vote that has not been otherwise disclosed to the Company, or that could limit or interfere with such person’s ability to comply with applicable fiduciary duties; and (ii) is not nor will become a party to any agreement (other than with the Company) that provides the director with compensation, reimbursement or indemnification in connection with such director’s service on Board.

(3)
The Amended and Restated Bylaws establish procedures with respect to fixing record date for a stockholder meeting (including advance notice and disclosure requirements) which were not addressed in the Previous Bylaws.

(4)
The Amended and Restated Bylaws provide that special meetings of the Board may be called by (i) the Chairman of the Board, (ii) the President, or (iii) by the Secretary on the written request of any two (2) directors, whereas the Previous Bylaws did not provide the Secretary the right to call a special meeting upon the written request of any two directors.

(5)
The Amended and Restated Bylaws provide that a director may be removed from his or her position: (i) by the Board, with or without cause and (ii) by the stockholders, but only for cause (as defined in the Amended and Restated Bylaws), which removal shall only occur at a meeting of the stockholders, duly called, by the affirmative vote of two-thirds (2/3) of the stockholders entitled to vote thereat.  The Previous Bylaws provided that any director may be removed, either with or without cause, by stockholders at a special meeting of the stockholders called and held for the purpose.

(6)	The Amended and Restated Bylaws deleted the article which requires that officers of the Company to give a bond or other security for the faithful performance of their duties if required by the Board.

(7)	The Amended and Restated Bylaws deleted the article regarding the indemnification of officers and directors, as this provision is covered in the Company’s Certificate of Incorporation, as amended.

(8)	The Amended and Restated Bylaws establish procedures with respect to payments of dividend.

(9)	The Amended and Restated Bylaws revise the provision regarding fiscal year end to provide that the board shall have the authority to decide the fiscal year end of the Company.

(10)
The Amended and Restated Bylaws provide that the Company’s Board of Directors may authorize the issuance of uncertificated shares of some or all of the shares of any or all of the Company’s classes or series, whereas the previous bylaws did not provide for the issuance of uncertificated shares

(11)	The Amended and Restated Bylaws deleted the article regarding transaction with interested directors, officers and their affiliates.

(12)
The Amended and Restated Bylaws provide that the stockholders may alter, amend, repeal or the remove any provision of the Amended and Restated Bylaws only by the affirmative vote of two-thirds (2/3) of the stockholders entitled to vote at a meeting of the stockholders, duly called.  The Previous Bylaws require a majority of total votes present or in person or represented by proxy and entitled to vote on such action.

The foregoing description of the changes to the Company’s Amended and Restated Bylaws is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which are attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits
3.1	Amended and Restated Bylaws of the Company
10.1	Independent Director Agreement between the Company and Stephen J. Sax

CAUTIONARY NOTE ON FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K and the exhibit hereto and the statements of representatives and partners of the Company related thereto contain, or may contain, among other things, certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results, including, without limitation, the Company’s results of operations in the future, may differ significantly from those set forth in the forward-looking statements.  Forward-looking statements involve risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).  The Company undertakes no obligation to update any forward-looking statements, except as provided for by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 14, 2011	TONGLI PHARMACEUTICALS (USA), INC.

	By:	/s/ Mingli Yao
Name: Mingli Yao
Title: Chairman and Chief Executive Officer